UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 11, 2005

Gadzooks, Inc.

(Exact name of registrant as specified in charter)

Texas	0-26732	74-2261048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and zip code of principal executive offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Order Granting Emergency Motion For Order
Letter Agreement

Item 1.02 Termination of a Material Definitive Agreement.

     On January 11, 2005, Gadzooks, Inc. and Gryphon Master Fund, L.P., GSSF Master Fund, LP, Pisces Capital Management LLC, Couchman Partners, L.P., Mellon HBV Capital Partners, L.P., WS Ventures Management, L.P., WS Capital Management, L.P., Litespeed Master Fund, Ltd. and Distressed Recovery Master Fund, Ltd., collectively referred to as the “investors,” entered into an agreement to terminate that certain Investment Agreement dated October 14, 2004. Pursuant to the Investment Agreement, the investors had agreed to backstop a rights offering to provide the funding of Gadzooks’ Chapter 11 reorganization plan and its exit from bankruptcy. Pursuant to the terms of the Investment Agreement, Gadzooks is obligated to reimburse the investors for their professional fees and expenses incurred in connection with the Investment Agreement, which amount is limited to $300,000. A copy of the mutual termination agreement is attached as an exhibit to this report.

Item 8.01 Other Events.

     As previously disclosed, on February 3, 2004 Gadzooks filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (Case No. 04-31486-11). On November 6, 2004, the Company filed a plan of reorganization and related disclosure statement with the Bankruptcy Court. On January 12, 2005, the Company announced to the Bankruptcy Court that it was withdrawing its plan of reorganization and related disclosure statement. On January 13, 2005, the Company filed an Emergency Motion for Setting and Request for Expedited Hearing with the Bankruptcy Court. On January 14, 2005, the Bankruptcy Court entered an order authorizing Gadzooks to begin an auction for the sale of substantially all of its assets. In particular, the Company will accept bids on the sale of its assets until February 4, 2005. On or before February 7, 2005, the Company will announce the highest and best opening bid it receives and such bidder will receive stalking horse protections. If more than one qualified bid is received, the Company will conduct an auction with respect to the sale of its assets on February 14, 2005. Gadzooks expects to present the results of the auction to the Bankruptcy Court at a hearing scheduled for February 16, 2005. Gadzooks has engaged Financo, Inc. to serve as its exclusive financial advisor for the transaction. A copy of the order entered with the Bankruptcy Court is attached as an exhibit to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit
2.1*	Order Granting Emergency Motion for Order (A) Approving Bidding Procedures and Termination Fee in Connection with Sale of Substantially All of the Debtor’s Assets, (B) Scheduling Bidding Deadline, Auction Date and Approval Hearing Date, (C) Approving Form and Notice Thereof, and (D) Authorizing Performance Under Agreement, entered with the Bankruptcy Court on January 14, 2005.

99.1*	Letter Agreement dated January 11, 2005 terminating Investment Agreement between Gadzooks and the several investors party thereto.

*	filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.

Date: January 18, 2004	By:	/s/ Monty R. Standifer

	Name:	Monty R. Standifer
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

Exhibit Index

Number	Exhibit
2.1*	Order Granting Emergency Motion for Order (A) Approving Bidding Procedures and Termination Fee in Connection with Sale of Substantially All of the Debtor’s Assets, (B) Scheduling Bidding Deadline, Auction Date and Approval Hearing Date, (C) Approving Form and Notice Thereof, and (D) Authorizing Performance Under Agreement, entered with the Bankruptcy Court on January 14, 2005.

99.1*	Letter Agreement dated January 11, 2005 terminating Investment Agreement between Gadzooks and the several investors party thereto.

* filed herewith